                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION
                    Information Statement Pursuant to Section
                  14(c) of the Securities Exchange Act of 1934


Check the appropriate box:

/X/      Preliminary Information Statement.

/  /     Confidential, for Use of the Commission
         Only (as permitted by Rule 14c-5(d)(2).

/  /     Definitive Information Statement

                          Commission File No. 000-30294
                                              ---------

                            IMX PHARMACEUTICALS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

     (1) Title of each class of securities to which the transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of the transaction:
     Total proposed maximum aggregate value of the transaction:
     (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
     (2) Form Schedule or Registration No.:
     (3) Filing Party:
     (4) Date Filed:

                            IMX Pharmaceuticals, Inc

                             ----------------------

                            Notice of Annual Meeting

                   10:00 O'clock AM, Tuesday, October 29, 2002

                      ------------------------------------

         Please take notice that the Annual Meeting of the holders of the Common Stock and the Class B Preferred Stock of IMX Pharmaceuticals, Inc, (the "(Company") shall be held at the Offices of Griffin Securities, Inc., Third Floor 17 State Street, New York, New York 10004 at ten o'clock, AM on the 24th day of October 2002 to consider all of the following:

         1.       Election of five Directors for a term of one year.

         2.       Approval of the 2002 Employee Stock Option Plan

         3.       Reincorporation in Delaware.

         4.       Modification of the Class B Preferred Stock.

         5.       One for Five Stock Recombination.

         6.       Any other business as may properly come before the meeting.

         No proxies will be solicited by the Company's management in connection with this meeting.



                                           Respectfully submitted,

                                           /s/ Mark Alan Siegel
                                           --------------------
                                           Mark Alan Siegel
                                           Secretary of the Company

                            IMX Pharmaceuticals, Inc.

                             ---------------------

                              INFORMATION STATEMENT
                         Annual Meeting of Stockholders
                          to be held October 29th, 2002

                             ---------------------

This Information Statement is furnished by IMX Pharmaceuticals. Inc. (the "Company") in connection with the Company's Annual Meeting of Stockholders to be held on October 29, 2002 at 10:00 A.M. at the Company's offices, 17 State Street (Third Floor Conference Room), New York, New York. This Information Statement was first mailed to holders of Class B Preferred and Common Stock on or about September 15, 2002. The mailing address of the Company's executive office is 17 State Street, New York, NY 10004.

Annual Report

A copy of the Company's Annual Report on Form 10-KSB, including consolidated financial statements for the 18-month Fiscal Year concluded on June 30, 2002 ("FY 2002"), has been mailed to all the Company's stockholders of record with this Information Statement. The Annual Report is not part of this Information Statement.

Outstanding Voting Securities and Voting Rights

The Board of Directors fixed the close of business on September 15th, 2002 as the record date for determining the stockholders eligible to vote at the meeting. As of the record date, the Company had outstanding 223,820 shares of its Class B Preferred Stock and 9,024,791* shares of its Common Stock. The holder of each share of Class B Preferred Stock is entitled to 20 votes per share with respect to the election of directors and one vote per share on all other questions. The holder of each share of Common Stock is entitled to one vote per share on all questions.

You may vote your shares either by attending the meeting or submitting a written consent in lieu of a meeting indicating how you would vote on any question scheduled to come before the Annual Meeting. The number of shares held by investors who are present or who have submitted a written consent will determine the presence of a quorum.

On the record date, Stephen Dean, a Director of the Company, controlled, directly or indirectly, 142,810 shares Class B Preferred Stock, constituting almost 64% of the outstanding Class B Preferred Shares and 7,525,617 shares of the Common Stock, constituting YY % of the outstanding Common Shares. Mr. Dean has informed the Company that he intends to vote his shares for the election of the entire slate of directors and in favor of all the other agenda items.

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy

* Does not include approximately _________ shares to which creditors are entitled under the Plan of Reorganization which have not been claimed.

Common Stock Ownership by Directors and Executive Officers

The following table sets forth information, as of September 1, 2002, with respect to the beneficial ownership of the Company's Common Stock by (a) the present executive officers and directors of the Company and (b) the present directors and officers of the Company as a group.

Unless otherwise noted, the shares are owned directly or indirectly with sole voting and investment power.

             ---------------------------------------------------- ------------------------------- -------------------
                    Name and Address of Beneficial Owner               Amount and Nature of        Percent of Class
                                                                     Beneficial Ownership (1)            (1)
             ---------------------------------------------------- ------------------------------- -------------------
             Stephen Dean
             6 Lloyds Avenue                                              11,056,817 (2)                  %
             London, England EC3N 3AX
             ---------------------------------------------------- ------------------------------- -------------------
             Adrian Stecyk
             17 State Street                                               309,091 (3)                    %
             New York, New York 10021
             ---------------------------------------------------- ------------------------------- -------------------
             Dean Eaker
             470 West Avenue                                               557,651 (4)                    %
             Sanford, Connecticut
             ---------------------------------------------------- ------------------------------- -------------------
             Bruce Biegel
             470 West Avenue                                                468,951(5)                    %
             Sanford, Connecticut
             ---------------------------------------------------- ------------------------------- -------------------
             Lyndon Chapman
             6 Lloyds Avenue                                                309,091(6)                    %
             London, England EC3N 3AX
             ---------------------------------------------------- ------------------------------- -------------------
             Keith Goodman
             470 West Avenue                                                61,550 (7)                    %
             Sanford, Connecticut
             ---------------------------------------------------- ------------------------------- -------------------
             Edward Fleiss
             470 West Avenue                                                41,840 (8)                    %
             Sanford, Connecticut
             ---------------------------------------------------- ------------------------------- -------------------
             William Spero
             9795 Cabrini Avenue                                            95,320(9)                     %
             Burbank, California 90504
             ---------------------------------------------------- ------------------------------- -------------------
             All present officers and directors                           11,723,560(10)                  %
              as a group (10 persons)
             ---------------------------------------------------- ------------------------------- -------------------

(1) All numbers do not reflect approximately _________ shares to which creditors are entitled under the Plan of Reorganization which have not been claimed, the proposed one for five stock consolidation, or the change of the conversion privileges of the Class B Preferred Stock. They are based upon information furnished to the Company by the security holders or obtained from the stock transfer books of the Company. Other than indicated in the notes, the Company has been informed that these persons have sole voting and investment power with respect to their shares. Certain options disclosed hereunder may not have been fully vested as of the date of this report.

(2) Includes of 4,975,617 common shares held by Cater Barnard and its subsidiaries, 2,550,000 common shares held by Envesta, 675,000 shares issuable upon exercise of a warrant to purchase shares held by Griffin Securities, Inc, a subsidiary of CBUSA, and 2,856,200 common shares (5,712,400 shares after giving effect to the proposed change in the conversion privileges of the Class B Preferred) issuable upon conversion of the 142,810 shares of Class B Preferred Stock held by Cater Barnard.

(3) This consists of 309,091 shares issuable upon exercise of the Warrants issued August 27, 2002 but does not include any shares held by the companies of which Mr. Stecyk is an officer or director.

(4) This includes 228,760 shares of Common Stock (457,520 shares after giving effect to the proposed change in the conversion privileges of the Class B Preferred) issuable upon conversion of 11,438 shares Class B Preferred, 309,091 shares issuable upon exercise of the Warrants issued August 27, 2002, and 19,800 shares of Common Stock issuable upon exercise of Stock Options (subject to the approval of the proposed 2002 Stock Option Plan).

(5) This includes 136,760 shares of Common Stock (273,520 shares after giving effect to the proposed change in the conversion privileges of the Class B Preferred) issuable upon conversion of 6,838 shares Class B Preferred, 309,091 shares issuable upon exercise of the Warrants issued August 27, 2002, 19,800 shares of Common Stock issuable upon exercise of Stock Options (subject to the approval of the proposed 2002 Stock Option Plan), and 3,300 shares of Common Stock issuable upon the exercise of the Warrants issued in connection with the Company's acquisition of TDMI.

(6) This consists of 309,091 shares issuable upon exercise of the Warrants issued August 27, 2002 but does not include any shares held by the companies of which Mr. Chapman is an officer or director.

(7) This includes 54,920 shares of Common Stock (109,840 shares after giving effect to the proposed change in the conversion privileges of the Class B Preferred) issuable upon conversion of 2,746 shares Class B Preferred, 6,600 shares of Common Stock issuable upon exercise of Stock Options (subject to the approval of the proposed 2002 Stock Option
         Plan).

(8) This consists of 41,840 shares of Common Stock (83,680 shares after giving effect to the proposed change in the conversion privileges of the Class B Preferred) issuable upon conversion of 2,092 shares Class B Preferred.

(9) This includes 71,560 shares of Common Stock (143,120 shares after giving effect to the proposed change in the conversion privileges of the Class B Preferred) issuable upon conversion of 3,578 shares Class B Preferred and 23,760 shares of Common Stock issuable upon exercise of Stock Options (subject to the approval of the proposed 2002 Stock Option Plan).

(10) Includes 4,750 shares that represent one-half of the beneficial interest in a trust of which Mr. Siegel, the Company's Secretary, is a co-trustee.

Principal Holders of Common Stock.

The following table sets forth information, as of September 1, 2002 with respect to the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding Common Stock


             ---------------------------------------------------- ------------------------------- --------------------

                    Name and Address of Beneficial Owner               Amount and Nature of
                                                                     Beneficial Ownership (1)     Percent of Class (1)
             ---------------------------------------------------- ------------------------------- --------------------
             Cater Barnard, plc (2)
             6 Lloyds Avenue                                              5,650,617 (3)                   %
             London, England EC3N 3AX
             ---------------------------------------------------- ------------------------------- --------------------
             Envesta, plc (2)
             6 Lloyds Avenue                                                2,550,000                     %
             London, England EC3N 3AX
             ---------------------------------------------------- ------------------------------- --------------------
             Stephen Dean
             6 Lloyds Avenue                                              11,056,817 (4)                  %
             London, England EC3N 3AX
             ---------------------------------------------------- ------------------------------- --------------------

(1) All numbers do not reflect approximately _________ shares to which creditors are entitled under the Plan of Reorganization which have not been claimed, the proposed one for five stock consolidation, and the change of the conversion privileges of the Class B Preferred Stock. They are based upon information furnished to the Company by the security holders or obtained from the stock transfer books of the Company. Other than indicated in the notes, the Company has been informed that such persons have sole voting and investment power with respect to their shares. Certain options disclosed hereunder may not have been fully vested as of the date of this report.

(2)      This Company is controlled by Stephen Dean, one of the Company's
         Directors.

(3) Includes 427,000 shares held by subsidiaries and 675,000 shares issuable upon exercise of a warrant to purchase shares held by Griffin Securities, Inc, a subsidiary of Cater Barnard, but excludes shares held by Envesta, plc.

(4) Includes of 4,975,617 common shares held by Cater Barnard and its subsidiaries, 2,550,000 common shares held by Envesta, 675,000 shares issuable upon exercise of a warrant to purchase shares held by Griffin Securities, Inc, a subsidiary of Cater Barnard, and 2,856,200 common shares (5,712,400 shares after giving effect to the proposed change in the conversion privileges of the Class B Preferred) issuable upon conversion of the 142,810 shares of Class B Preferred Stock held by Cater Barnard.

Change in Control

Prior to the Company's bankruptcy, William A. Forster, then its Chairman, President, and Chief Executive Officer controlled the Company. On November 20, 2000, IMX Pharmaceuticals, Inc. (the "Company") filed for protection from its creditors under Chapter 11 of the United States Bankruptcy Act. The Company's Plan of Reorganization was approved on September 26, 2001 and declared effective during December 2001. The Plan contemplated the reduction of the number of then outstanding shares of Common Stock by a 1 for 20 reverse stock split, the issuance of shares of Common Stock to the Company's creditors, and the issuance of Class B Preferred Stock, Common Stock, and Company Notes to acquire certain assets from Cater Barnard plc ("Cater Barnard") and Envesta, plc ("Envesta"), both corporations organized under the laws of England and Wales. (see "Acquisitions" below)

As of September 1, 2002 Stephen Dean, owned approximately 53% of Cater Barnard, and, together with Cater Barnard, owns 54% of Envesta. Collectively, Cater Barnard, Envesta and their subsidiaries own approximately 64% of the Class B Preferred Stock and YY% of the outstanding Common Stock.

As a result of these transactions, Stephen Dean, through Cater Barnard, and Envesta, assumed control of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, executive officers, and beneficial holders of more than 10% of the Company's Common Stock are required to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based on our records and other information, the Company believes that during FY 2002, all applicable
Section 16(a) filing requirements were met. Messers Eaker and Dean were approximately 10 days late in filing their Forms 3, initial statement of ownership.

Agenda Item 1     Election of Directors

Five directors are to be elected to hold office until the next Annual Meeting and until their successors have been duly elected and qualified. All nominees are presently members of the Board of Directors. The present directors were appointed by the Board at various times since the effective date of the Company's Plan of Reorganization. The Company has no reason to believe that any of the nominees will not serve if elected.

The five directors receiving the highest number of votes will be elected. When voting on the election of directors, each share of Class B Preferred Stock casts twenty votes. The Company's Certificate of Incorporation does not provide cumulative voting rights to the stockholders of either class. Mr. Dean has informed the Company that he will vote all the Common and Class B Preferred shares under his control for the election of each nominated director. These votes constitute more than a majority of the votes that may be cast by each class of stock for the election of directors and assure that they will all be elected.

All the nominees who were members of the Board of Directors participated in every meeting held during their term. The Board of Directors has no committees other than the Stock Option Committee. It consists of Stephen Dean and Adrian Stecyk.

The following sets forth information about each nominee for election at this Annual Meeting and the Company's other executive officers.

Stephen Dean (52) Nominee for Director, Director and Chairman of the Board since December 2001.
         Mr. Dean's principal occupation since 1995 was as Chairman of Artisan
         (UK) plc and Artisan (UK) Developments. He currently has directorships in two companies listed on the London Stock Exchange - Cater Barnard plc and Envesta plc, and one listed on OFEX - Cater Barnard (USA) plc. As chairman of Voyager IT.com (renamed Cater Barnard, plc in 2000), Mr. Dean orchestrated the acquisition of 20 smaller companies within the emerging IT, Internet and media sectors, 12 of which were subsequently listed. Since April 2001 that company shifted towards the financial services sector. Mr. Dean remains its chairman and has also served as non-executive chairman of Envesta since 2000. Mr. Dean has also, in the past, held directorships of a number of other Official List and AIM companies. He was born in 1950.

Adrian Stecyk (42) Nominee for Director, Director and President of the Company and Chief Executive Officer since December 2001.
         He is the Chief Executive Officer and Director of Griffin Securities, Inc., a US based investment banking and NASD registered brokerage firm and has served in that position since 1997. He has been a director of Cater Barnard and Cater Barnard (USA) since July 2000. Mr. Stecyk has a B.S. in Engineering and M.B.A. from Boston University. From 1980 to 1986, Mr. Stecyk was member of the Technical Staff at Charles Stark Draper Laboratory, a technology research and development company. Mr. Stecyk co-founded Griffin Capital Management Corp., a registered Investment Advisor, where he was responsible for asset management and investment advisory services to major institutions.

Dean Eaker, (45)  Nominee for Director, Chairman, CEO and Founder of TDMI.
         Mr. Eaker has served as a Director and Senior Vice President of the Company since January 2002. Mr. Eaker founded TDMI in October 1998. In January 1997, Mr. Eaker joined PC411, Inc. and as President and CEO, was instrumental in taking the company public in May 1997. Prior to that, he was President of Electronic Pictures Corp. ("EPC"), a company he founded in 1983. EPC specialized in developing markets for media and digital technology firms. After selling its publishing assets in 1989, EPC provided consulting services to publishing and technology companies such as Cowles Business Media and IBM's Media and Entertainment divisions. From 1991 to 1994, Mr. Eaker was Senior Vice President and Group Publisher of Knowledge Industry Publications. In 1994, Mr. Eaker helped found Millennium Media Group, an electronic publishing company, which published CD ROM software for the education and consumer entertainment markets.

Bruce Biegel, (41) Nominee for Director, President and Chief Operating Officer of TDMI
         Mr. Biegel has served as a Director, Senior Vice President, and Chief Financial Officer of the Company since January 2002. Mr. Biegel joined TDMI in October 1998 and brought 19 years of sales, marketing, technology and management experience. Prior to TDMI, Mr. Biegel served as a consultant to leading web services integrator iXL Holdings. Prior to that, he was a Co-founder, Director and Executive Vice-President at VideoFax Systems, Inc., a multimedia software company successfully sold in 1997. Mr. Biegel began his career at Kidder Peabody, an investment bank and brokerage company, where he handled management information systems as an Officer and Manager of International Telecommunications.

Lyndon Chapman, (51) Nominee for Director, Managing Director of Findstar.
         Mr. Chapman has served as a Director of the Company since April 2002. Mr. Chapman is currently Chairman and Managing Director of Panda Software UK Ltd (a subsidiary of Findstar), Chairman of Seven Telecom Ltd, and a non- executive and audit committee member of Envesta. He is also the founder and director of Dean Corp., which is now called Lupus Capital Plc.

Keith Goodman (42) Senior Vice-President.
         Mr. Goodman, who joined the Company in October 1998, heads the ThinkDirectMail division of TDMI. He had served in a similar capacity at PC411, Inc. beginning in March 1998. Prior to joining PC411, Mr. Goodman was Vice President of Worldwide Sales and Marketing for Newtek, Inc., a developer of software and hardware solutions in the film and video industry and had spent seven years with Access Graphics, a distributor of high technology solutions focused on the Internet, digital media and enterprise computing environments.

Edward Fleiss (46) Vice President
         Mr. Fleiss, who joined TDMI in October 1998, heads the DigitalData division of TDMI. He had been the Vice President and Chief Technology Officer of PC411, Inc. since May 1997. Prior to that, he served as the Chief Technology Officer at Electronic Pictures Corp. From 1993 to 1996 he served as Technology Sales Manager for Marcus Technology, Inc., a New York-based network integration firm specializing in printing and publishing systems.

William Spero, (29) President and CEO of DirectMailQuotes, LLC a wholly owned subsidiary of TDMI
         Mr. Spero has served in this capacity since April, 2001. He has worked in the direct mail industry for more than 11 years, with experience in mail production, sales, and management. He studied Computer Science and Management at UC Irvine, and was Vice President of American Mailing Service, Inc. from 1995 to 2001. A well regarded industry executive, Mr. Spero is a speaker for the National Postal Forum and writer for trade magazine, Mailing Systems Technology.

Executive Compensation

         Cash Compensation

         The following table sets forth a summary of all compensation awarded to, earned by or paid to, the Company's Chief Executive Officer and the other executive officers of the Company whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during Fiscal Years ended June 30, 2002, December 31, 2000, and December 31, 1999. FY 2002 includes the 18-month period from January 1, 2001 to June 30, 2002. The applicable information for the last 12 months of the Fiscal Year is included in parentheses.

                           SUMMARY COMPENSATION TABLE

------------------------------- ------- -------------------------------------------------- --------------------------------
                                                       Annual Compensation                        Long Term Awards
------------------------------- ------- -------------------------------------------------- --------------------------------
                                                                                                Securities
Name and                      Fiscal                                       Other Annual         Underlying      All other
Principal Position             Year           Salary           Bonus     Compensation ($)        Options        Compensation
---------------------------- ---------- ------------------- ------------ ------------------ ------------------- -----------
Adrian Stecyk, Director,       2002(2)            -0-           -0-             -0-                -0-             -0-
President and Chief
Executive Officer(1)           2000               -0-           -0-             -0-                -0-             -0-

                               1999               -0-           -0-             -0-                -0-             -0-
---------------------------- ---------- ------------------- ------------ ------------------ ------------------- -----------
Dean Eaker, Director,          2002(2)       $240,000(4)        -0-             -0-             19,800(6)          -0-
Senior Vice President of
the Company(3), Chairman,                   ($160,000)(5)
CEO and Founder of TDMI.
                               2000          $170,000           -0-             -0-                -0-             -0-

                               1999          $158,333           -0-             -0-                -0-             -0-
---------------------------- ---------- ------------------- ------------ ------------------ ------------------- -----------
Bruce Biegel, Director,        2002(2)        195,000(8)        -0-             -0-             19,800(6)          -0-
Senior Vice President and
Chief Financial Officer of                  ($130,000)(9)
the Company(7), President
and Chief Operating            2000          $131,667           -0-             -0-                -0-             -0-
Officer of TDMI
                               1999          $103,333           -0-             -0-                -0-             -0-
---------------------------- ---------- ------------------- ------------ ------------------- ------------------ -----------
Keith Goodman, Senior          2002(2)       $165,000(10)       -0-             -0-               6,600(6)         -0-
Vice-President of TDMI
                                            ($110,000)(11)

                               2000          $114,375           -0-             -0-                 -0-            -0-

                               1999          $100,000           -0-             -0-                 -0-            -0-
---------------------------- ---------- ------------------- ------------ ------------------- ------------------ -----------

--------
1 Mr. Stecyk was elected a Director and appointed President and Chief Executive Officer on December 11, 2001.

2 FY 2002 includes the 18-month period from January 1, 2001 to June 30, 2002. The applicable information for the last 12 months of the Fiscal Year is included in parentheses.

3 Mr. Eaker was elected a Director and appointed Senior Vice-President on January 31, 2002.

4 Only $200,000 of this amount was actually paid. The balance of $40,000 was accrued.

5 Only $120,000 of this amount was actually paid. The balance of $40,000 was accrued.

6 These options were issued in connection with the acquisition of TDMI to replace existing options. They are subject to the approval of the 2002 Employee Stock Option Plan at the Annual Meeting.

7 Mr. Biegel was elected a Director and appointed Senior Vice-President and Chief Financial Officer on January 31, 2002.

8 Only $175,000 of this amount was actually paid. The balance of $20,000 was accrued.

9 Only $110,000 of this amount was actually paid. The balance of $20,000 was accrued.

10 Only $158,334 of this amount was actually paid. The balance of $6,666 was accrued.

11 Only $103,334 of this amount was actually paid. The balance of $6,666 was accrued.

------------------------------- ------- -------------------------------------------------- --------------------------------
                                                       Annual Compensation                        Long Term Awards
------------------------------- ------- -------------------------------------------------- --------------------------------
                                                                                                Securities
Name and                      Fiscal                                       Other Annual         Underlying      All other
Principal Position             Year           Salary           Bonus     Compensation ($)        Options        Compensation
---------------------------- ---------- ------------------- ------------ ------------------ ------------------- -----------
Edward Flees,                  2002(2)       $148,333(12)       -0-             -0-                 -0-            -0-
Vice-President, Digital
Data                                         ($98,333)(13)

                               2000          $112,708           -0-             -0-                 -0-            -0-

                               1999          $100,000           -0-             -0-                 -0-            -0-
---------------------------- ---------- ------------------- ------------ ------------------- ------------------ -----------
Will Spero, Vice-President     2002(2)       $121,580           -0-             -0-                 -0-            -0-
of the Company, President,
DMQ                                          ($90,000)

                               2000               -0-           -0-             -0-                 -0-            -0-

                               1999               -0-           -0-             -0-                 -0-            -0-
---------------------------- ---------- ------------------- ------------ ------------------- ------------------ -----------
Lyndon Chapman Director of     2002(2)        $51,900           -0-             -0-                 -0-            -0-
the Company(14) and
President and Chief                          ($51,900)
Executive Officer of
Findstar                       2000               -0-           -0-             -0-                -0-             -0-

                               1999               -0-           -0-             -0-                -0-             -0-
---------------------------- ---------- ------------------- ------------ ------------------ ------------------- -----------
William A. Forster, Former     2002(2)         $4,340(16)       -0-             -0-                -0-             -0-
Chief Executive Officer(15)
                                              ($4,340)(16)      -0-           9,750(18)            -0-             -0-

                               2000           204,500(17)       -0-          44,328(19)          5,000             -0-

                               1999           227,250

---------------------------- ---------- ------------------- ------------ ------------------ ------------------- -----------
Gary Spielfogel, Former        2002(2)         $4,340(21)       -0-             -0-                -0-             -0-
Executive Vice President(20)
                                              ($4,340)(21)

                               2000           101,562           -0-           9,750(7)             -0-             -0-

                               1999           125,000       144,000          38,183(22)            -0-             -0-
---------------------------- ---------- ------------------- ------------ ------------------ ------------------- -----------

------------
12 Only $135,000 of this amount was actually paid. The balance of $13,333 was accrued.

13 Only $85,000 of this amount was actually paid. The balance of $13,333 was accrued.

14 Mr. Chapman was elected a Director April 30, 2002.

15 Resigned December 11, 2002

16 Does not include 109,935 shares of Common Stock distributed under the Plan of Reorganization for unpaid salary and expenses.

17 Includes $38,344 in salary and $2,250 in automobile allowance accrued as a claim in bankruptcy or as an administration expense.

18 Consists of a non-accountable automobile allowance

19 Consists of a non-accountable automobile allowance of $12,000 and $32,328 realized from the exercise of an option to purchase shares of common stock of Medicis Corporation ("Medicis Option") granted in connection with the formation of the Exorex Company LLC and the subsequent sale of the shares issued upon exercise of the Medicis Option. The balance of the unexercised Medicis Option, 60%, is being held for the benefit of the Company.

20 Resigned October 16, 2000

21 Does not include 343 shares of Common Stock distributed under the Plan of Reorganization for unpaid salary and expenses.

------------------------------- ------- -------------------------------------------------- --------------------------------
                                                       Annual Compensation                        Long Term Awards
------------------------------- ------- -------------------------------------------------- --------------------------------
                                                                                                Securities
Name and                      Fiscal                                       Other Annual         Underlying      All other
Principal Position             Year           Salary           Bonus     Compensation ($)        Options        Compensation
---------------------------- ---------- ------------------- ------------ ------------------ ------------------- -----------
Marc Falkin,                   2002(2)         $4,340(24)       -0-             -0-                -0-             -0-
Former Senior Vice
President(23)                                 ($4,340)(24)

                               2000            65,000           -0-        9,750(7)                -0-             -0-

                               1999            80,000       114,012       37,995(25)               -0-             -0-
---------------------------- ---------- ------------------- ------------ ------------------ ------------------- -----------

---------
21 Consists of a non-accountable automobile allowance of $12,000 and $26,183 realized in 2000 from the exercise of Medicis Option and the subsequent sale of the shares issued upon exercise of the Medicis Option. The balance of the unexercised Medicis Option, 60%, is being held for the benefit of the Company.

23 Resigned November 14, 2000

24 Does not include 1,131 shares of Common Stock distributed under the Plan of Reorganization for unpaid salary and expenses.

25 Consists of a non-accountable automobile allowance of $12,000 and $25,995 realized in 2000 from the exercise of Medicis Option and the subsequent sale of the shares issued upon exercise of the Medicis Option. The balance of the unexercised Medicis Option, 60%, is being held for the benefit of the Company.


     Option Grants in the Last Fiscal Year

              All option grants and plans predating the effective date of the Plan of Reorganization in December were cancelled by the Plan.

              In January 2002, the Board of Directors adopted the 2002 Employee Stock Option Plan (the "Option Plan"), subject to the approval of the Company's stockholders. In addition, as required by the TDMI Option, the Company granted options to purchase 189,945 shares of its Common Stock to replace those then held by TDMI's officers and employees on TDMI shares. This included grants of Options to purchase a total of 19,800 shares to Dean Eaker, 19,800 shares to Bruce Biegel, 6,600 shares to Keith Goodman, and 69,960 to the officers of TDMI as a group. These grants are subject to the stockholders approval of the Option Plan. (See "Item 3, Approval of the 2002 Employee Stock Option Plan").

              Since then, the holders of options for 22,967 shares have left the Company, options previously vested in the amount of 2,112 expired, and new options to purchase 2,376 shares have been granted to a new employee. As of September 1, 2002, options to purchase 167,243 shares were outstanding.

     Option Exercises and Holdings

              The following table sets forth certain information relating to option exercises effected during Fiscal 2000, and the value of options held as of such date by each of the Chief Executive Officer and the other executive officer of the Company whose compensation exceeded $100,000 per annum for services rendered in all capacities to the Company and its subsidiaries during Fiscal 2002:


     AGGREGATE OPTION EXERCISES FOR FISCAL 2002
     AND YEAR END OPTION VALUES
------------------------------------ ------------------ -------------- ----------------------- -----------------------
                                                                       Number of Unexercised   Value(1) of Unexercised
                                                                             Options at             In-the-Money
                                                                         June 30, 2002 (#)           Options at
                                                                                                 June 30, 2002 ($)
------------------------------------ ------------------ -------------- ----------------------- -----------------------
               Name                   Shares Acquired     Value ($)         Exercisable/            Exercisable/
                                        on Exercise       Realized(2)      Unexercisable           Unexercisable
------------------------------------ ------------------ -------------- ----------------------- -----------------------
Adrian Stecyk                               -0-              -0-              -0-/-0-                   -0-
------------------------------------ ------------------ -------------- ----------------------- -----------------------

Dean Eaker                                  -0-              -0-            19,800/-0-(3)               -0-
------------------------------------ ------------------ -------------- ----------------------- -----------------------

Bruce Biegel                                -0-              -0-            19,800/-0-(3)               -0-
------------------------------------ ------------------ -------------- ----------------------- -----------------------

Keith Goodman                               -0-              -0-             6,600/-0-(3)               -0-
------------------------------------ ------------------ -------------- ----------------------- -----------------------

Edward Fleiss                               -0-              -0-              -0-/-0-                   -0-
------------------------------------ ------------------ -------------- ----------------------- -----------------------

William Spero                               -0-              -0-           7,920/15,840(3)              -0-
------------------------------------ ------------------ -------------- ----------------------- -----------------------

Lyndon Chapman                              -0-              -0-              -0-/-0-                   -0-
------------------------------------ ------------------ -------------- ----------------------- -----------------------

All officers and directors as a             -0-              -0-           54,120/15,820                -0-
group (10 in group)
------------------------------------ ------------------ -------------- ----------------------- -----------------------

(1) Total value of unexercised options is based upon sales of the Common Stock as reported by the over-the-counter Bulletin Board at $ 0.21 on June 30, 2002.

(2) Value realized in dollars is based upon the difference between the fair market value of the Common Stock on the date of exercise, and the exercise price of the option.

(3) Granted upon the acquisition of TDMI to replace existing options to purchase TDMI shares.

         Executive Employment Agreements

     Neither Mr. Dean, Mr. Stecyk, nor Mr. Chapman has an employment agreement with the Company or any of its subsidiaries. Messers Eaker, Biegel, Keith Goodman, Ed Fleiss, and William Spero have employment agreements with the TDMI.

     Dean Eaker

     Mr. Eaker currently serves as the TDMI's Chief Executive Officer. He is paid under an Employment Agreement entered into as of September 29, 2000, which superseded a prior employment contract. Under the Agreement, this continues until January 31, 2003 and provides for automatic annual renewals after that or, if not renewed, for the payment of one year's additional salary. Mr. Eaker is to receive an annual base salary of $150,000, and is eligible to receive an annual bonus up to an amount of $25,000 depending reaching certain goals set by the Company. During FY 2002, Mr. Eaker was paid $20,000 less than was provided in his contract.

         Bruce Biegel

         Mr. Biegel currently serves as the TDMI's President and Chief Operating Officer. He is paid under an Employment Agreement entered into as of September 29, 2000, which superseded a prior employment contract. Under the Agreement, this continues until January 31, 2003 and provides for automatic annual renewals after that or, if not renewed, for the payment of one year's additional salary. Mr.Biegel is to receive an annual base salary of $120,000, and is eligible to receive an annual bonus up to an amount of $25,000 depending reaching certain goals set by the Company. During FY 2002, Mr. Eaker was paid $20,000 less than was provided in his contract. During FY 2002, Mr. Biegel was paid $20,000 less than was provided in his contract; the balance was accrued.

         Keith Goodman

         Mr. Goodman currently serves as the TDMI's Senior Vice-President and head of the ThinkDirectMail division He is paid under an Employment Agreement entered into as of September 29, 2000, which superseded a prior employment contract. Under the Agreement, this continues until January 31, 2003 and provides for automatic annual renewals after that or, if not renewed, for the payment of six month's additional salary. Mr. Goodman is to receive an annual base salary of $110,000, and is eligible to receive an annual bonus up to an amount of $25,000 depending reaching certain goals set by the Company. During FY 2002, Mr. Goodman was paid $3,333 less than was provided in his contract.

         Ed Fleiss

         Mr. Fleiss currently serves as TDMI's Vice-President and head of Direct Mail. He is paid under an Employment Agreement entered into as of September 29, 2000, which superseded a prior employment contract. Under the Agreement, this continues until January 31, 2003 and provides for automatic annual renewals after that or, if not renewed, for the payment of sox month's additional salary. Mr. Fleiss was to receive an annual base salary of $100,000, and is eligible to receive an annual bonus up to an amount of $25,000 depending reaching certain goals set by the Company. During FY 2002, Mr. Fleiss was paid $13,333 less than was provided in his contract.

         William Spero

         Mr. Spero currently serves as TDMI's vice-President and President of its DirectMailQuotes subsidiary. He is paid under an Employment Agreement entered into as of March 1, 2001, which superseded a prior employment contract. Under the Agreement, this continues until February 28, 2004 and provides for automatic annual renewals after that or, if not renewed, for the payment of six month's additional salary. Mr. Spero is to receive an annual base salary of $90,000, and is eligible to receive an annual bonus up to an amount of $25,000 depending reaching certain goals set by the Company.

         The employment agreements with Messers Forster, Spielfogel, and Falkin were terminated by the bankruptcy and settled as part of those proceedings.

Board of Directors

         Other than the Warrants issued after the end of the Fiscal Year, the members of the Board of Directors receive no additional compensation for their attendance at meetings or other performance of their duties as directors. They are reimbursed for their expenses associated with their performance.

         On April 30, 2002, the Board unanimously chose Lyndon Chapman, the Chief Executive Officer of its Findstar subsidiary, to replace Mark Garratt after his resignation. Mr. Garratt's resignation was not the result of any dispute.


STOCK PERFORMANCE CHART

------------------------------ ---------------------- --------------------
                                        High Bid               Low Bid
------------------------------ ---------------------- --------------------
2002
    First Quarter              $3.00                  $0.25
    Second Quarter             $2.05                  $0.21
------------------------------ ---------------------- --------------------
2001
    First Quarter              $ 2.60                 $ 0.02
    Second Quarter             $ .02                  $ 0.02
    Third Quarter              $ 1.00                 $ 0.02
    Fourth Quarter             $ 0.20                 $ 0.20
------------------------------ ---------------------- --------------------
2000
    First Quarter              $ 1.875                $ 0.25
    Second Quarter             $ 1.75                 $ 0.75
    Third Quarter              $ 1.0625               $ 0.625
    Fourth Quarter             $ 0.63                 $ 0.01
------------------------------ ---------------------- --------------------


Certain Relationships and Related Transactions

         Stephen Dean, through Cater Barnard and Envesta, plc, a company in which Cater Barnard holds approximately 54% of the equity ("Envesta"), controls the Company.

Bankruptcy and Plan of Reorganization

         On November 20, 2000 the Company and its wholly-owned subsidiary, imx-eti LifePartners, Inc. ("imx-eti") filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Southern District of Florida, West Palm Beach Division. On December 27, 2000, the Bankruptcy Court ordered the joint administration of the two cases. On September 10, 2001, the Bankruptcy Court dismissed imx-eti's Bankruptcy Case.

         On August 10, 2001, the Company filed its Third Amended Plan of Reorganization (the "Plan"). The Plan provides that all administrative expenses, priority tax claims, and US Trustee's fees will be paid in full. The Plan also provides for nine Classes of Claims, each treated in its own way. Class 1 (unpaid wages) and Classes 2, 3, 4, and 7 (allowed secured claims) will be paid in full. Classes 5 and 6, disputed secured claims, will be paid a mixture of cash and the Company's common stock, $.001 par value, ("Common Stock") and Class 8 (allowed unsecured claims) will be paid one share of Common Stock for each $4.00 dollars of allowed claim. Class 9 (the existing equity holders) will have their present holdings replaced by one share of Common Stock for each 20 shares they now own. No fractional shares will be issued. Any partial shares due to members of Classes 8 or 9 will be rounded up to a full share.

         On September 26, 2001, after a hearing, the Court confirmed the Plan. The order was entered on October 11, 2001. The Plan was declared effective on December 11, 2001.

         Cater Barnard was a Class 8 (allowed unsecured) creditor in the amount of $655,000. It received 163,750 shares of Common Stock in settlement of its claim.

Acquisitions

         On September 30, 2001, the Company, Cater Barnard, and Envesta executed an agreement for the transfer of the assets (the "Purchase Agreement").

         On December 11, 2001, pursuant to the Purchase Agreement, in exchange for the assets described below, the Company issued to Cater Barnard and Envesta 225,000 shares of its newly created Class B Convertible Preferred Stock, its promissory notes in the aggregate principal amount of $3,000,000, and 1,500,000 shares of its Common Stock. The Class B Preferred Stock has an $80 stated value per share. It is convertible into IMX Common Stock at a rate of one share of Common Stock for each $4.00 of stated value. Until conversion, each share of the Class B Preferred Stock will cast one vote for each share of Common Stock into which it can be converted. The notes mature in five (5) years and bear interest at the rate of five percent (5%) per annum. The interest or principal may be paid in cash or Common Stock, at the Company's discretion.

         In addition, the Company issued 877,500 shares of the Company's Common Stock and a five year warrant to purchase an additional 675,000 shares of IMX's post consolidation Common Stock at $4.00 per share to Cater Barnard and Cater Barnard (USA) plc as designees of Griffin Securities, Inc. ("Griffin"). The securities were issued in payment for Griffin's services in connection with the forgoing transaction.

         At the conclusion of this transaction, the issuance of new common stock to creditors, and the consolidation of the old Company common stock, and assuming full conversion of the Class B Preferred Stock and exercise of the warrants, Cater Barnard and Envesta held approximately 86% of the equity of the Company.

         At the closing, Cater Barnard transferred all its interests in ThinkDirectMarketing, Inc. ("TDMI") to the Company. Cater Barnard's interests in TDMI consist of $4,000,000 of TDMI convertible promissory notes, seventeen and one-half percent (17.5%) of the equity of TDMI, and an option ("Option") to acquire the remaining eighty-two and one-half percent (82.5%) of the TDMI equity. At the same time, Envesta transferred all of its ownership of Findstar, plc ("Findstar") to the Company. See below for a description of TDMI and Findstar.

         The Purchase Agreement also obligated Cater Barnard to invest $300,000 in cash to fund the Company's Plan of Reorganization and pay the Company's Debtor in Possession administrative expenses and the tax and non-tax priority claims. Cater Barnard will receive one share of the Company's Common Stock for each $4.00 dollars invested. If the Company requires additional funds for the Plan, Cater Barnard was to fund them through the purchase of shares of the Company's new class of Preferred Stock at $80 per share. As of December 31, 2001, Cater Barnard had invested an additional $224,800 dollars and been issued 2,810 shares of the Class B Preferred Stock.

         Immediately after the closing, all of Registrant's then current officers and directors resigned and Stephen Dean, Adrian Stecyk, and Mark Garratt were elected directors. The new directors then elected Stephen Dean as Chairman, Adrian Stecyk as President and Chief Executive Officer, Mark Garratt as Treasurer and Chief Financial Officer, and Mark Alan Siegel as Secretary.

         On January 31, 2002, the Company exercised the Option and acquired the balance of the TDMI equity. In exchange for the equity, IMX issued to the holders of those interests a total of 81,010 shares of its Class B Preferred Stock. At the same time, as required by the agreement creating the Option, IMX issued warrants to purchase 168,056 shares of its Common Stock to the holders of TDMI warrants ("Warrants"), and stock options to the existing TDMI employees under the Company's newly adopted 2002 Stock Option Plan (the "Plan") to purchase 189,945 shares of Common Stock ("Stock Options"). The Warrants expire on January 31, 2007. Warrants to purchase 66,000 shares have a purchase price of $1.89 and the balance have a purchase price of $3.00. The Stock Options, which are subject to the Plan's approval by the Stockholders, include 60,543 that are presently vested and have an exercise price of $4.00 and 129,402 that vest over the next three years and have an exercise price of $3.00.

         As part of this transaction 7,838 shares of the Preferred, warrants to purchase 3,300 shares of Common Stock, and Options to purchase 19,800 shares of Common Stock were issued to Mr. Eaker and 11,438 shares of the Preferred and Options to purchase 19,800 shares of Common Stock were issued to Mr. Biegel. Both Mr. Eaker and Mr. Biegel serve as Directors and Officers of the Company or its subsidiaries.

         Immediately after the closing, Dean Eaker and Bruce Biegel, currently officers and directors of TDMI were elected directors of IMX and Bruce Biegel was elected a Senior Vice-President and designated as Chief Financial Officer to replace Mark Garratt.

The Medicis Options:

         On March 20, 2001, the Company settled a portion of is debt to Cater Barnard by assigning to it the Company's beneficial ownership of certain Options issued to some of the Company's former officers. The Options provided for the purchase of the common stock of Medicis Pharmaceutical Corporation of Phoenix, Arizona ("Medicis") at a price of $24.67 per share ("Exercise Price"). 4,800 shares can be purchased in July 2002 and 4,800 shares in July 2003. On the date of the settlement, the market price of Medicis common stock was $55.96 (Market Price"). The amount of the settlement was a portion of the difference between the Market Price and the Exercise Price ("Difference") multiplied by the number of shares available for purchase. With respect to the 4,800 shares that could be purchased within four months of the contract date, the portion was 90% of the Difference. With respect to the 4,800 shares that could not be purchased for over fifteen months, the portion was 70% of the Difference.

         As a result of this transaction the principal of the Company's five (5%) percent Promissory Note to Cater Barnard, dated December 11, 2001, was reduced by $240,307.

The Forster Agreement

         On December 11, 2001, the Company and Shalom Y'all, Inc., a company wholly owned by William A. Forster, the Company's former Chairman and CEO, executed and consummated an agreement providing for the deferred payment of Mr. Forster's secured claim (Class 4), the settlement and payment of his administrative claim in Common Stock at $4.00 per share, the sale to Shalom Y'all of all of the Company's subsidiaries, and its indemnification of the Company for any claims against it arising from the operation of the subsidiaries' businesses.

         The agreement provides for a payment of $50,000 to induce Shalom Y'all to provide the indemnity. $35,000 of the indemnity amount was paid at closing. The balance, together with the $67,000 secured claim, was evidenced by the Company's $82,000 note due February 28, 2002. The note bears interest at the rate of 15% per annum, from December 11, 2001. On March 20, 2002, the note was re-cast to provide for periodic payments principal and for interest to be paid at the end calculated at a rate of 15% from December 11, 2001. At that time, a partial principal payment of $25,000 was made and the unpaid interest of $3,333 was added to the principal of the note. Additional payments totaling $35,000 have been made. On June 28, 2002, the Company issued a replacement note in the principal amount of $27,463.29 consisting of $22,000 if principal and $5,463.29 of unpaid interest. Since the end of the Fiscal Year, an additional $5,000 has been paid.

         In settlement of Mr. Forster's administrative claims, the Company issued 95,000 shares of its Common Stock.

         The purchase price for the subsidiaries is $100,000. The obligation to make this payment is evidenced by Shalom Y'All's three-year promissory note. This note is secured by the pledge of 25,000 of Mr. Forster's Common Stock.

Subsidiary Debt Transactions

         During January 2002, Envesta elected, with the consent of the Company, to convert its 85,000 shares of Class B Preferred Stock and its note from the Company for $1,133,333 in to a total of 1,983,333 shares of Common Stock.

         During March, the Company acquired $760,000 of additional debt of TDMI from Cater Barnard. The Company paid for the debt, evidenced by TDMI Notes, by issuing a Company promissory note in an equal amount. The note matures on December 31, 2006 and bears interest at the rate of five (5%) percent per annum. The Company can elect to pay the interest with Common Stock valued at $0.50 per share. The holder can convert the notes into Common Stock at a price of $0.50 per share. On June 30th, 2002 the Company agreed to the conversion of this note into 1,520,000 shares of Common Stock.

         Cater Barnard has also agreed to settle the balance due on the Company's December 11, 2001 note for 813,180 shares of Common Stock and to accept 240,854 shares of Common Stock for a debt of $120,427 owed to it by the Company and its subsidiaries. At the same time, CBUSA agreed to sell its claims for $163,500 against the Company's TDMI subsidiary to the Company for 327,000 shares of Common Stock.

         The Company has consolidated its and its subsidiaries remaining debts to Cater Barnard in a note in the principal amount of $1,075,000. This note, which matures on August 1, 2004, bears interest at the rate of 5% until June 30, 2003 and 7.8% thereafter.

         On June 28, 2002, the Company acquired from Envesta debts owed to Envesta by the Company's Findstar subsidiaries in the face amount of (pound)664,149 for $200,000 in cash.

         As a result of these transactions, at the end of the Fiscal Year on June 30, 2002, Stephen Dean's Companies owned a total of 7,525,617 shares of Common Stock, 142,810 shares of Preferred Stock convertible into 11,424,800 shares of Common Stock, and warrants to purchase an additional 675,000 shares of Common Stock.

         As of June 2002 the TDMI was indebted to certain of its Officers, including Eaker, Biegel, Fleiss, and Goodman, in the amount of $96,666. The Company purchased the debt from the Officers for a total of 108,664 shares of Common Stock and its agreement to fund TDMI's payment of $50,231 of withheld taxes and both the employees' and employer's payroll taxes. Eaker is to receive 41,923 shares of Common Stock and $22,098 of withholding and payroll taxes will be deposited on his behalf. Biegel is to receive 22,494 shares of Common Stock and $10,283 of withholding and payroll taxes will be deposited on his behalf. Fleiss is to receive 15,928 shares of Common Stock and $5,390 of withholding and payroll taxes will be deposited on his behalf. Goodman is to receive 8,811 shares of Common Stock and $2,771 of withholding and payroll taxes will be deposited on his behalf.

         On August 1, 2002 the Company entered into a Loan Agreement with Cater Barnard. The agreement provides an additional borrowing line of $750,000 to be drawn upon as the Company needs. The interest rate is 7.8% and the total balance outstanding must be paid on August 1, 2004. The Company has pledged all its equity ownership in its Findstar and TDMI subsidiaries and all debt due from them as collateral for this loan. As of September 5, 2002, the Company had borrowed $750,000 under this agreement.

         During the Fiscal year, CBUSA provided office facilities and services and communication services to the Company. As of June 30th, 2002, the Company was indebted to CBUSA in the aggregate amount of $180,000.

         The Spero Debt

         As part of its acquisition of DMQ, TDMI issued its note to Mr. Spero, DMQ's principal owner, in the initial principal amount of $114,000. TDMI defaulted under this note and under several subsequent settlement agreements. On August 13, 2002, the Company and Cater Barnard agreed to pay Mr. Spero $172,000 to settle the Note, reclaim property to which Mr. Spero was entitled as a result of the defaults, and pay his legal costs during the default period. This payment has been made.

         Director's Warrants.

         After the end of the Fiscal Year, on August 27, 2002 the Company issued warrants to Messers Stecyk, Eaker, Biegel, and Chapman providing each the right to purchase 309,091 shares of the Company's Common Stock at a price of $0.55 per share, or 183% of the last sale price of the Common Stock prior to that date.

Agenda Item 2     Proposed 2002 Employee Stock Option Plan

         All of the Company's previous stock option and other employee incentive plans, and any options granted under them, have been terminated by the Plan of Reorganization.

         In January 2002 the Board of Directors determined both that a stock option plan was required to permit the acquisition of TDMI and that the Company's other employees would perform better if their interests were linked to those of the stockholders through equity based incentives. This key aspect of both TDMI's and the Company's compensation program is designed to attract, retain, and motivate the highly qualified individuals required by the knowledge focus of the Company's business plan. The Board adopted the 2002 Employee Stock Option Plan (the "Option Plan") to meet both needs.

         Approval of the Plan requires the affirmative vote of the holders of a majority of the shares of Common and Class B Preferred Stock, casting one vote each and counted as a single class. Mr. Dean has informed the Company that he will vote all the Common and Class B Preferred shares under his control for the adoption of the Plan. These votes constitute more than a majority of the votes that may be cast by each class of stock on this question and assure that the Plan will be adopted.

         A copy of the Option Plan is included in this Information Statement as Exhibit A and the description below is qualified in its entirety by reference to the Option Plan.

         Number of Options Authorized and Maximum Individual Participation - The Option Plan reserves 5,000,000 shares of the Company's Common Stock for the issuance of options under the Option Plan. Not more than 100,000 shares may be granted to any Key Employee in any fiscal year.

         The Option Plan Administration - A committee of the Board of Directors who are not employees of the Company administers the Option Plan. The Committee has designated two of the Company's officers to administer the plan with respect to Key Employees who are not Officers or Directors of the Company.

         Term and Amendment of the Option Plan - The Option Plan was effective as of January 31, 2002, subject to its ratification by the Stockholders this Annual Meeting. No Options may be granted on or after January 31, 2012. The Board of Directors may suspend or terminate the Option Plan at any time and it shall terminate when all the shares reserved for options have been purchased. The Board may amend the Plan as its deems necessary and intends to make any amendments necessary to comply with changes in the Income Tax or Securities Laws of the United States or the State of its incorporation.

         Stock Option Award - Stock options awarded may be either Qualified under Section 442 of the Internal Revenue Code or are Non-Qualified because the fall outside Section 442's requirements. The options generally expire 10 years after the date of grant and are not all available for exercise immediately upon grant. The exercise price of the options may not be less than the fair market value on the date of grant. The Option Plan provides that the Committee for any reason, including complying with state and Federal securities laws, may restrict the transfer of Stock Options. The Stock Option Certificate utilized by the Committee restricts transfer of the Option and allows exercise after termination under limited circumstances.

         Adjustments - The number of shares reserved for the exercise of Options and the number of shares for which and outstanding Option shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, among other things, stock dividends and stock splits.

         Federal Income Tax Consequences - The granting of Qualified Stock Options or Nonqualified Stock Options does not result in immediate taxable income to the optionee.

         The exercise of a Qualified Stock Option will not result in taxable income to the optionee if the optionee does not dispose of the stock within two years of the date the option was granted and one year after the option is exercised. If these requirements are met, any gain realized by the optionee will be taxed as a long-term capital gain. The Company will not receive a tax deduction for the resulting gain. If these holding periods are not met, the option will be treated generally as a nonqualified Stock Option for tax purposes.

         The exercise of a Nonqualified Stock Option award will result in taxable income to the optionee. The amount by which the market price exceeds the exercise price would be taxable as ordinary income. Income tax obligations may be met either through cash payments at the time of exercise or through share withholding. At the discretion of the Committee, optionees may be allowed to elect to defer the receipt of the taxable shares resulting form the exercise. If this election is made, the optionee will be liable for the taxes on the full value of the shares plus any accumulated dividends at their value upon distribution. The Company will receive a tax deduction for the compensation that corresponds to the compensation gain.

Agenda Item 3     Reincorporation in Delaware

Summary

As set forth below, the board of directors believes that in the Company's best interests and the best interests of our shareholders will be served by changing our state of incorporation from Utah to Delaware. The board of directors has approved the reincorporation, which will be effected pursuant to the plan of merger. Under the plan of merger, you will become shareholders of XXXXX. XXXXX will continue to operate the Company's business. Pursuant to the plan of merger, five outstanding shares of our common stock will automatically be converted into one share of XXXXX's common stock, $.001 par value. (See "Agenda Item 5 - One for Five Stock Recombination")

It is anticipated that the merger will become effective as soon as practicable following the annual meeting.

Approval of the reincorporation proposal will require the affirmative vote of the majority of the outstanding shares of both the preferred and common stock on the record date. Mr. Dean has informed the Company that he will vote all the Common and Class B Preferred shares under his control in favor of this item. These votes constitute more than a majority of the votes that may be cast by each class of stock and assures that it will be approved.

Principal Reasons for the Proposed Reincorporation

The board of directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which our governance decisions can be based. Shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own. Reincorporation in Delaware may reduce the cost and time involved in raising capital and engaging in other business transactions because investors and other companies and their counsel are generally more familiar with Delaware law.

Prominence, Predictability and Flexibility of Delaware Law.

         Delaware has for many years followed a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by us. The Delaware courts have developed considerable expertise in dealing with corporate law issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

Well Established Principles of Corporate Governance.

         There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. The Company's shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

Other Provisions of the Charter and Bylaws of XXXXX

The provisions of the XXXXX certificate of incorporation and bylaws are similar to the Company's articles of incorporation and bylaws in most respects. Other changes in the rights of stockholders and powers of management are the result of the application of Delaware law. See "Antitakeover Implications" and "Significant Differences between the Corporation Laws of Utah and Delaware," below.

Antitakeover Implications

Delaware, like many other states, permits a corporation to adopt a number of measures that are designed to reduce a corporation's vulnerability to unsolicited takeover attempts. These measures are not included in the certificate of incorporation or bylaws of XXXXX. The reincorporation proposal is not being proposed in order to prevent a change in control, nor is it in response to any present attempt known to the board of directors to acquire control of us or to obtain representation on the board of directors.

The reincorporation proposal has antitakeover implications because, by operation of law, Section 203 of the Delaware General Corporation Law restricts "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless the board of directors approves the business combination.

No Change in the Business, Management, Employee Plans or Location of Principal Facilities

The reincorporation proposal will effect a change only in the Company's name, legal domicile and other changes of a legal nature as described in this proxy statement. The board of directors and management believe that the name XXXXX will result in a more appropriate image and brand for our company. The proposed reincorporation will not result in any change in the business, management (except as described in this proxy statement), fiscal year, assets or liabilities or location of our principal facilities. All of our obligations will become the obligations of XXXXX. Our employee benefit arrangements will also be continued by XXXXX upon the terms and subject to the conditions currently in effect. After the merger, the shares of common stock of XXXXX will continue to be traded, without interruption, in the same principal market as the shares of common stock of the Company are traded prior to the merger.

If the reincorporation proposal is approved, the directors of the Company who are elected at the annual meeting of shareholders will continue as the directors of Company after the proposed reincorporation is consummated and until their successors have been duly elected and qualified.

Prior to the effective date of the merger, the Company will obtain any consents required for the merger from parties with whom we may have contractual arrangements. As a result, the rights and obligations under all contractual arrangements will continue and be assumed by XXXXX.

Significant Differences Between The Corporation Laws Of Utah And Delaware

The corporation laws of Utah and Delaware differ in many respects. Although all the differences are not set forth in this proxy statement, the differences that could materially affect the rights of shareholders are discussed below.

Stockholder Approval of Certain Business Combinations.

In recent years, a number of states have adopted special laws designed to make certain kinds of "unfriendly" corporate takeovers, or other transactions involving a corporation and one or more of its significant stockholders, more difficult. Under the Utah Control Shares Acquisitions Act, shares acquired in a "control share acquisition" by a single shareholder or group of shareholders that give the shareholder or group more than 20% of the voting power of certain public Utah corporations cease to have voting rights until a resolution allowing the shares to be voted is approved by a majority of the outstanding shares of the corporation (excluding shares held by officers, directors and the acquiror). The Utah Control Shares Acquisitions Act applies only to a corporation formed under the laws of the State of Utah that has all of the following:

> 100 or more shareholders;

> its principal office or place of business, or substantial assets, located in Utah; and

> any of (i) more than 10% of its shareholders resident in Utah, (ii) more than 10% of its shares owned by Utah residents or (iii) 10,000 shareholders that are Utah residents.

We do not have our principal office, any place of business, or substantial assets in the State of Utah or a significant number of shareholders who are Utah residents. Accordingly, the protections and restrictions of the Control Shares Act do not presently apply to us or our common stock.

Section 203 of the Delaware General Corporate Law prohibits a corporation from engaging in a "business combination" with an "interested stockholder" for three years following the date that the person becomes an interested stockholder. The three-year moratorium imposed on business combinations by Section 203 does not apply if:

> prior to the date on which the stockholder becomes an interested stockholder the board of directors approves either the business combination or the transaction which resulted in the person becoming an interested stockholder;
> the interested stockholder owns 85% of the corporation's voting stock upon consummation of the transaction which made him an interested stockholder; or > the business combination is approved by the board of directors and approved at a stockholder meeting by the holders of two-thirds of the voting stock not owned by the interested stockholder.

Section 203 only applies to Delaware corporations that have a class of voting stock that is listed on a national securities exchange, are quoted on an interdealer quotation system, such as Nasdaq, or are held of record by more than 2,000 stockholders. However, a corporation may elect not to be governed by
Section 203 by a provision in its Certificate of Incorporation or its Bylaws. XXXXX has not opted out of Section 203. Accordingly, following consummation of the reincorporation transaction and if the Company begins trading on NASDAQ,
Section 203 will confer upon the board of directors the power to reject certain business combinations with interested stockholders, even though a potential acquiror may be offering a substantial premium.

Indemnification and Limitation of Liability.

Utah and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit corporations to adopt a provision in their charter eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director's fiduciary duty of care. There are nonetheless differences between the laws of the two states respecting indemnification and limitation of liability. In general, Delaware law is somewhat broader in allowing corporations to indemnify and limit the liability of corporate agents.

Utah law does not permit the elimination of monetary liability where liability is based on:

> a financial benefit received by a director to which the director is not entitled;

> an intentional infliction of harm on the corporation or its shareholders;

> an unlawful distribution; or

> an intentional violation of criminal law.

Delaware law does not permit the elimination of monetary liability for:

> breaches of the director's duty of loyalty to the corporation or its stockholders;

> acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;

> the payment of unlawful dividends or unlawful stock repurchases or redemptions; or

> transactions in which the director received an improper personal benefit.

Utah law permits indemnification of expenses incurred in derivative or third-party actions, except that with respect to derivative actions no indemnification may be made without court approval when a person is adjudged liable to the corporation. Similarly, Delaware law allows indemnification of expenses incurred during derivative and third-party actions; however, Delaware law requires court approval of indemnification in both derivative and third-party actions when a person is adjudged liable to the corporation.

Dividends and Repurchase of Shares.

Utah law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

Under Utah law, a corporation may not make any distribution, or repurchase its shares if, after giving effect to the distribution or repurchase:

> the corporation would not be able to pay its debts as they become due in the normal course; or
> its total assets would be less than the sum of its total liabilities plus the amount, if any, payable upon liquidation to holders of any preferred stock with distribution rights superior to the rights of holders of common stock.

Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation.

To date, the Company has not paid any cash dividends on its outstanding shares of common stock and does not anticipate doing so in the foreseeable future.

Stockholder Voting.

Both Utah and Delaware law generally require that the holders of a majority of the shares of voting stock of both acquiring and target corporations approve statutory mergers. Neither Utah nor Delaware law requires a stockholder vote of the surviving corporation in a merger if:

> the merger agreement does not amend the existing certificate of incorporation;

> each share of the stock of the surviving corporation outstanding immediately before the merger is an identical outstanding share after the merger; and

> either no shares of common stock of the surviving corporation and no securities convertible into common stock are to be delivered under the plan of merger, or the authorized unissued shares or the treasury shares of common stock of the surviving corporation to be delivered under the plan of merger plus those initially issuable upon conversion of any other securities to be delivered under the plan do not exceed 20% of the shares of common stock outstanding immediately prior to the merger.

Both Utah law and Delaware law also require that a sale of all or substantially all of the assets of a corporation be approved by the holders of a majority of the outstanding voting shares of the selling corporation.

Utah law also requires that mergers, reorganizations, sales of assets and similar transactions be approved by a majority vote of each voting group entitled to vote separately on the plan of merger, reorganization or sale. In general, a class or series of stock is entitled to vote separately (or together with similarly affected shares of different series of the same class) if the proposed transaction would change the rights, preferences or limitations of the respective class or series. In contrast, Delaware law generally does not require class voting, except in certain transactions involving an amendment to the certificate of incorporation that adversely affects a class of shares. As a result, stockholder approval of transactions may be easier to obtain under Delaware law for companies that have more than one class of shares outstanding.

Appraisal Rights.

Under both Utah law and Delaware law, a stockholder of a corporation participating in major corporate transactions may be entitled to appraisal rights under which the stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction. Fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation. In determining fair market value, courts generally apply various valuation methods commonly used in the financial community. Under Delaware law, appraisal rights are not available with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation, while Utah law provides for appraisal rights in these circumstances. Utah and Delaware law both provide exemption from appraisal for a transaction by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if the stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares. Delaware and Utah law also provide an exemption to a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger.

Inspection of Records.

Delaware law allows stockholders and directors to inspect the corporation's records and stockholder list for purposes reasonably related to the person's interests as a stockholder or director upon written demand. In contrast, under Utah law, directors or shareholders may inspect certain corporate records for any purpose as long as the directors or shareholders gives the corporation written notice five business days in advance. Other records, including the shareholder list and minutes from meetings of the board of directors, may be inspected only for a purpose reasonably related to the shareholder's or director's interest.

Appraisal Rights

Our shareholders do not have appraisal rights triggered by the reincorporation.

         See "Agenda Item 5 - One for Five Stock Combination" for a discussion of the exchange of stock certificates representing Company shares for stock certificate representing XXXXX shares.

Agenda Item 4     Modification Of Class B Preferred Stock

         On March 20, 2002 the Board of Directors determined it would be in the Company's best interest to encourage the conversion of the Company's Class B Preferred Stock (the "Preferred"). It has proposed certain changes in the terms of the Preferred to encourage and reward conversion of the Preferred into Common Stock.

         Under Utah law, alteration of the privileges of the holders of the Preferred requires the consent of the holders of a majority of the 223,820 shares of Preferred outstanding. In addition, pursuant to the Investors' Rights Agreement signed at the time of the Company's acquisition of the balance of the equity of TDMI, the consent of a majority of the holders of the 81, 010 shares of Preferred issued at that time is also required. At this time, the holders of XXX,XXX shares of the Preferred, including all 142,810 shares controlled by Mr. Dean, constituting ____% of the total outstanding and ______ shares, constituting __% of the Preferred held by former TDMI stockholders have already consented in writing to these changes.

         The texts of the sections that are to be changed, marked to show the proposed changes are included in this Information Statement as Exhibit B. The description below is qualified in its entirety by reference to the actual text.

         The proposed changes accomplish all of the following:

         1. The number of shares of Common Stock to be issued upon conversion of each Preferred share shall be doubled to 40 instead of 20 as presently provided. This is accomplished by reducing the conversion price to $2.00 per share of Common Stock.

         2. The present provision for further adjustments of the conversion price, intended to protect against dilution upon the issuance of shares of Common Stock at prices below the conversion price, is eliminated.

         3. The provision for payment or accumulation of dividends at a rate of five (5%) percent per annum, payable in cash or Common Stock, at the Company's election, is eliminated.

         As of the date of this Information Statement, no dividends have been declared for the Class B Preferred Stock. Dividends accumulate at the rate of 5% each year. Less than a year has elapsed since the Preferred was first issued.

         If the change is approved at the Annual Meeting, the charter of the surviving Delaware company (See "Item 3 - Reincorporation in Delaware") shall reflect the changes in the conditions of the Preferred Stock.

Agenda Item 5     One for Five Stock Recombination

The board of directors has adopted a proposal to effect a stock combination of the Company's issued and outstanding common stock, par value $.001 per share, in the manner described below. The certificate of incorporation of XXXXX, the new Delaware company will reflect these changes.

Upon the consummation of the merger with XXXXX, each five outstanding shares of Common Stock will automatically be converted into one share of new Common Stock. The then outstanding stock certificates for shares of Common Stock will represent one-fifth as many shares of new common stock after the stock combination is effective. No fractional shares of new common stock will be issued. Instead of receiving fractional shares, shareholders who hold a number of shares not evenly divisible by five immediately prior to the date that the stock combination takes effect will be entitled to receive a full share for any fractional share. The surrender of certificates representing shares of our common stock will not be necessary to effect the combination of shares. However, the Company requests that holders of Common Stock send in their certificates to be exchanged into certificates for the new Common Stock, which will represent shares in XXXXX. The Company anticipates completing the reincorporation immediately following its approval.

Approval of the stock combination will require the affirmative vote of the holders of a majority of our outstanding shares of common stock on the record date. Mr. Dean has informed the Company that he will vote all the Common and Class B Preferred shares under his control in favor of this item. These votes constitute more than a majority of the votes that may be cast by each class of stock and assures that it will be approved.

Reasons for the Stock Combination.

Many investors look upon low priced stock as unduly speculative in nature and, as a matter of policy, avoid investment in these stocks. Investors may believe that low stock prices reflect companies that are of low quality or poor performers. Accordingly, we believe that the current per share price of the Common Stock may reduce the effective marketability of the shares because of the reluctance of many leading brokerage firms to recommend low priced stocks to their clients. Brokerage firm policies and practices tend to discourage individual brokers from dealing in low priced stocks for various reasons, including the perception that those stocks are unduly speculative. Additionally, many institutional investors have policies prohibiting them from holding low priced stock in their own portfolios, which not only reduces the number of potential buyers of our stock but also adversely affects our ability to raise capital in public and private markets. The structure of trading commissions tends to have an adverse impact upon holders of low priced stock because the brokerage commission on a purchase or sale of low priced stock generally represents a higher percentage of the sales price than the commission on higher priced stocks. Moreover, analysts at many brokerage firms will not monitor the trading activity of lower priced stocks.

The board believes that the stock combination should put our common stock in a price range that will enhance its marketability to the financial community and investing public and may mitigate any reluctance on the part of brokers and investors to trade in our common stock. This combination should also enhance our ability to raise the additional capital we need to expand our operations.

Effects of the Stock Combination.

The principal effect of the one-for-five stock combination will be to decrease the number of outstanding shares of common stock from XX,XXX.XXX to approximately XX,XXX,XXX shares of common stock, based on share information as of the record date. The stock combination would not affect our shareholders' proportionate equity interest in us. In addition, the board will take appropriate action to adjust proportionately the number of shares of our common stock issuable upon conversion of the Class B Preferred Stock and the exercise of outstanding options and similar securities, and to adjust the related exercise prices, to reflect the stock combination. The stock combination will not affect the registration of our common stock under the Securities Exchange Act of 1934 or the listing of our common stock on the OTC Bulletin Board. The stock combination will not have a material effect on the number of record holders and, in any event, will not have the effect of reducing the number of record holders to less than 300.

The stock combination may leave some shareholders with one or more "odd lots" of common stock, which means stock in amounts of less than 100 shares. The odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in even multiples of 100.

Each shareholder's percentage ownership of our common stock will not be altered except for the effect of the elimination of fractional shares.

Exchange of Stock Certificates

Shareholders will be requested to exchange their stock certificates for new certificates representing the shares of new Common Stock that will evidence the effect of the stock combination. The new certificates will represent shares of common stock of XXXXX. Shareholders of record on the date that the one-for-five stock combination takes effect will be furnished the necessary materials and instructions for the surrender and exchange of share certificates at the appropriate time by our transfer agent, Interwest Transfer Company, Inc. Shareholders will not have to pay a transfer fee or other fee in connection with the exchange of certificates.

Any shareholder whose certificate for our common stock has been lost, destroyed or stolen will be entitled to issuance of a certificate representing the shares of new common stock after giving effect to the stock combination upon satisfying our requirements and the requirements of our transfer agent.

         For a summary of the material federal income tax consequences of the stock combination on our shareholders, see "Summary of Federal Income Tax Consequences of the Proposed Stock Combination and Reincorporation" below.

Agenda Item 6     Other Matters

         Management knows of no other matters to be brought before the Annual Meeting, but if other matters properly come before the meeting, the votes cast as directed by Mr. Dean will determine the outcome of any ballot.

Summary Of Federal Income Tax Consequences Of The Proposed Stock Combination And Reincorporation

The following is a discussion of the federal income tax considerations that may be relevant to holders of our common stock who receive XXXXX common stock in exchange for their Company Common Stock as a result of the proposed stock combination and reincorporation. The discussion does not address all of the tax consequences of the proposed stock combination and reincorporation that may be relevant to particular shareholders, such as dealers in securities, or those shareholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire XXXXX common stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF THE TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION AND STOCK COMBINATION INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the proposed reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, the following tax consequences generally should result:

> No gain or loss should be recognized by holders of Company common stock upon receipt of XXXXX common stock pursuant to the proposed reincorporation;

> The aggregate tax basis of the XXXXX common stock received by each stockholder in the proposed reincorporation should be equal to the aggregate tax basis of Company common stock surrendered in exchange therefore;

> The holding period of the XXXXX common stock received by each shareholder of the Company should include the period for which the shareholder held Company common stock surrendered in exchange therefore, provided that the Company common stock was held by the shareholder as a capital asset at the time of proposed reincorporation; and

> The Company should not recognize gain or loss for federal income tax purposes as a result of the proposed reincorporation, and XXXXX should succeed, without adjustment, to the federal income tax attributes of the Company.

In addition, the one-for-five stock combination will qualify as a recapitalization described in Section 386(a)(1)(E) of the Code, and no gain or loss will be recognized by us in connection with the stock combination. The receipt by a shareholder of shares of common stock, except to the extent that cash is received in lieu of fractional shares, in the stock combination will be a nontaxable transaction for federal income tax purposes. Consequently, except with respect to cash received in lieu of fractional shares of common stock, a shareholder will not recognize taxable gain or loss with respect to shares of common stock received as a result of the stock combination. In addition, the aggregate tax basis of a shareholder's shares of common stock prior to the stock combination, excluding the portion of the basis allocable to fractional shares of common stock, will carry over as the tax basis of the shareholder's shares of common stock received as a result of the combination. Each shareholder will be required to allocate his or her basis in the shares of common stock ratably among the total number of shares of common stock received as a result of stock combination. The holding period of the shares of new common stock will include the holding period during which the shareholder held our current common stock, provided that the common stock is held by the shareholder as a capital asset when the stock combination is completed.

The Company has not requested a ruling from the Internal Revenue Service with respect to the federal income tax consequences of the proposed reincorporation under the tax code. A successful IRS challenge to the reorganization status of the proposed reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Company common stock exchanged in the proposed reincorporation equal to the difference between the stockholder's basis in the share and the fair market value, as of the time of the proposed reincorporation, of the XXXXX common stock received in exchange therefor. In this event, a stockholder's aggregate basis in the shares of XXXXX common stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for the shares would not include the period during which the stockholder held Company common stock.

Stockholder Proposals for the 2003 Annual Meeting

         Stockholder proposals relating to the Company's 2003 Annual Meeting must be received by the Company at its principal executive offices, 17 State Street, New York, NY 10004, Attention: President, no later than June 15th, 2003.

Expenses of Meeting

         The Company will bear the expenses in preparing, printing, and mailing the Information Statement and Annual Report on Form 10-KSB to the stockholders. No proxies will be solicited by the Company's management in connection with this meeting. We are not asking you for a proxy and you are requested not to send us a proxy.



                                       By Order of the Board of Directors,

                                       /s/ Mark Alan Siegel
                                       --------------------
                                       Mark Alan Siegel
                                       Secretary of the Company


Dated: September __, 2002

                                    Exhibit A

                            IMX Pharmaceuticals, Inc.
                             2002 STOCK OPTION PLAN
Section 1         PURPOSE

         The purpose of this Plan is to promote the interests of IMX Pharmaceuticals, Inc. (the "Company") by granting Options to purchase Stock to Key Employees, Outside Directors and Key Consultants in order to (a) attract and retain Key Employees and Key Consultants; (b) provide an additional incentive to each Key Employee and Key Consultant to work to increase the value of the Stock; and (c) provide each such Key Employee, Outside Director and Key Consultant with a stake in the future of the Company which corresponds to the stake of each of the Company's stockholders.

Section 2         DEFINITIONS

         Each term set forth in this Section 2 shall have the meaning set forth opposite such term for purposes of this Plan and for any Option granted under this Plan. For purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Unless otherwise expressly indicated, all Section references herein shall be construed to mean references to a particular Section of this Plan.

         2.1 Board means the Board of Directors of the Company.

         2.2 Change of Control means any of the following:

                  (i) the acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d) or 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time) (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either (A) the then outstanding shares of Stock (the "Outstanding Company Common Stock") or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Company Voting Securities"); provided, however, that any acquisition by (x) the Company or any of its subsidiaries, or any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries or (y) any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such acquisition in substantially the same portion as their ownership, immediately prior to such acquisition of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, shall not constitute a change in control of the Company; or

                  (ii) individuals who, as of January 31, 2002, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to January 31, 2002, whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the incumbent Board shall be considered as though such individual was elected prior to January 31, 2002, even if his initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act); or

                  (iii) approval by the shareholders of the Company of a reorganization, merger or consolidation (a "Business Combination"), in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such Business Combination do not, following such Business Combination, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination in substantially the same proportion as their ownership immediately prior to such Business Combination or the Outstanding Company Common Stock and Company Voting Securities, as the case may be; or

                  (iv) (A) a complete liquidation or dissolution of the Company or a (B) sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, following such sale or disposition, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors is then owned beneficially, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Company Voting Securities immediately prior to such sale or disposition in substantially the same proportion as their ownership of the Outstanding Company Common Stock and Company Voting Securities, as the case may be, immediately prior to such sale or disposition.

         2.3 Code means the Internal Revenue Code of 1986, as amended.

         2.4 Committee means the committee of Non-Employee Directors appointed by the Board to administer this Plan as contemplated by Section 5.

         2.5 Company means IMX Pharmaceuticals, Inc., a Utah corporation, and any successor to this corporation.

         2.6 Exchange Act means the Securities Exchange Act of 1934, as amended.

         2.7 Designated Committee means a committee appointed by the Committee in accordance with Section 5.

         2.8 Fair Market Value in respect of the Stock on any day means (a) if the principal market for the Stock is a national securities exchange, the average between the high and low sales prices of the Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange; (b) if the principal market for the Stock is not a national securities exchange and the Stock is quoted on The Nasdaq Stock Market ("NASDAQ"), and (i) if actual sales price information is available with respect to the Stock, then the average between the high and low sales prices of the Stock on such day on NASDAQ, or (ii) if such information is not available, then the average between the highest bid and lowest asked prices for the Stock on such day on NASDAQ; or (c) if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on NASDAQ, then the average between the highest bid and lowest asked prices for the Stock on such day as reported by The Nasdaq Bulletin Board, or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, then the fair market value of the Stock shall be determined by the Committee by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be conclusive in determining the fair market value of the stock.

         2.9 For cause, when used in connection with termination of a grantee's employment, shall have the meaning set forth in any then-effective employment agreement between the grantee and the Company or Subsidiary. In the absence of such an employment agreement, "for cause" means: (a) charge or conviction of a felony or any other crime (whether or not involving the Company or a Subsidiary); (b) engaging in any substantiated act involving moral turpitude;
(c) the continual or frequent possession by grantee of an illegal substance or abuse by the grantee of a controlled substance or alcohol resulting in a pattern of behavior disruptive to the business operations of the Company or a Subsidiary; (d) engaging in any act which, in each case, subjects, or if generally known would subject, the Company or a Subsidiary to public ridicule or embarrassment; (e) any action by the grantee which constitutes dishonesty relating to the Company or a Subsidiary, a willful violation of law (other than traffic and similar minor offenses) or a fraud against the Company or a Subsidiary; (f) material violation of the Company's or a Subsidiary's written policies, including, without limitation, those relating to sexual harassment or the disclose or misuse of confidential information; (g) misappropriation of the Company's or a Subsidiary's funds or assets by the grantee for personal gain; or
(h) serious neglect or misconduct in the performance of the grantee's duties for the Company or a Subsidiary or willful or repeated failure or refusal to perform such duties; in each case determined by the Committee or the Designated Committee, which determination shall be final, binding and conclusive.

         2.10 Insider shall mean an employee who is, at the time of an award made under this Plan, an insider pursuant to ss. 16 of the Exchange Act.

         2.11 ISO means any option granted under this Plan to purchase Stock which satisfies the requirements of Section 422 of the Code. Any Option that is not specifically designated as an ISO shall under no circumstances be considered an ISO.

         2.12 Key Consultant means any consultant or independent contractor of the Company or a Subsidiary (other than a Non-Employee Director) or any such consultant or contractor who is a Non-Employee Director and who serves as such a consultant or contractor pursuant to a written agreement with the Company which has been approved by the Board, in either case who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

         2.13 Key Employee means any employee of the Company or a Subsidiary, who, in the judgment of the Committee acting in its absolute discretion, is a key to the success of the Company or a Subsidiary.

         2.14 Non-Employee Director means any member of the Board of Directors of the Company qualified as such under SEC Rule 16b-3(b)(3)(i) under the Exchange Act, or any successor rule.

         2.15 Non-ISO means any option granted under this Plan to purchase stock that fails to satisfy the requirements of Section 422 of the Code or has been specifically denominated as a non-ISO by the Committee as of the time the option is granted.

         2.16 Option means an ISO or a Non-ISO.

         2.17 Option Certificate means the written agreement or instrument which sets forth the terms of an Option granted to a Key Employee, Key Consultant or Outside Director under this Plan.

         2.18 Option Price means the price which shall be paid to purchase one share of stock upon the exercise of an Option granted under this Plan.

         2.19 Outside Director means any member of the Board of Directors of the Company who is not employed by the Company, regardless of whether such person qualifies as a Non-Employee Director.

         2.20 Parent Corporation means any corporation which is a parent corporation of the Company within the meaning of Section 424(e) of the Code.

         2.21 Plan means this IMX Pharmaceuticals, Inc. 2000 Stock Option Plan, as amended from time to time.

         2.22 Principal Officer means the Chairman of the Board (if the Chairman of the Board is a payroll employee), the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President and the Treasurer of the Company and any other person who is an "officer" of the Company as that term is defined in SEC Rule 16a-1(f) under the Exchange Act or any successor rule thereunder.

         2.23 Securities Act means the Securities Act of 1933, as amended.

         2.24 SEC means the Securities Exchange Commission.

         2.25 Stock means the Common Stock, $.01 par value per share, of the Company.

         2.26 Subsidiary means any corporation that is a subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

         2.27 Ten Percent Shareholder means a person who owns after taking into account the attribution rules of Section 424(d) of the Code more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, a Subsidiary or a Parent Corporation.

Section 3.        SHARES SUBJECT TO OPTIONS

         There shall be 5,000,000 shares of Stock reserved for issuance in connection with ISOs and Non-ISOs granted under this Plan. Such shares of Stock shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. Any shares of Stock subject to an Option which remain after the cancellation, expiration or exchange of such Option for another Option thereafter shall again become available for use under this Plan.

Section 4.        EFFECTIVE DATE

         The effective date of this Plan shall be January 31, 2002, subject to approval by the stockholders of the Company acting at a duly called meeting of such stockholders or acting by unanimous written consent in lieu of a meeting, provided such stockholder approval occurs within twelve (12) months after the date the Board approves and adopts this Plan.

Section 5.        COMMITTEE

         (a) A Committee consisting solely of not less than two (2) Non-Employee Directors shall administer this Plan. The members of the Committee shall be appointed by, and serve at, the pleasure of the Board. To the extent required for transactions under the Plan to qualify for the exemptions available under Rule 16b-3 promulgated under the Exchange Act, all actions relating to awards to persons subject to Section 16 of the Exchange Act shall be taken by the Committee and not any Designated Committee (as defined below). In addition, to the extent required for compensation realized from awards under the Plan to be deductible by the Company pursuant to Section 162(m) of the Code, all actions relating to awards to persons subject to Section 162(m) of the Code shall be taken by the Committee and not any Designated Committee (as defined below).

         (b) The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan. Furthermore, the Committee shall have the power to interpret this Plan and to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Key Employee, Key Consultant or Outside Director and on each other person directly or indirectly affected by such action.

         (c) The Committee may appoint a separate committee comprised of two (2) or more persons, both of whom are members of the Board (and who may also be a Key Employee or a Key Consultant) (the "Designated Committee"), to administer this Plan with respect to Key Employees who are not Principal Officers or Ten Percent Shareholders, and to Key Consultants who are not Ten Percent Shareholders, subject to such conditions, restrictions and limitations as may be imposed by the Committee: including (i) Options to purchase not more than 1,000,000 shares of Stock may be granted by the Designated Committee in any one calendar year to all employees of the Company in the aggregate; and (ii) the Committee shall establish a maximum number of shares that may be subject to Options granted under the Plan in any one calendar year to any single Key Employee or Key Consultant by the Designated Committee. Unless and until the Committee shall take further action, the maximum number of shares that may be subject to Options granted under the Plan in any one calendar year by the Designated Committee to any single Key Employee or Key Consultant shall be 100,000. Any actions duly taken by the Designated Committee with respect to the grant of Options to Key Employees who are not Principal Officers and to Key Consultants shall be deemed to have been taken by the Committee for purposes of the Plan.

Section 6.        ELIGIBILITY

         Only Key Employees, Key Consultants and Non-Employee Directors shall be eligible for the grant of Options under this Plan.

Section 7.        GRANT OF OPTIONS

         7.1 Committee Action. The Committee or the Designated Committee, as the case may be, acting in its absolute discretion, shall grant Options to Key Employees and Key Consultants under this Plan from time to time to purchase shares of Stock and, further, shall have the right to grant new Options in exchange for outstanding Options. Options shall be granted to Non-Employee Directors as provided in Section 7.3 of this Plan. Each grant of an Option shall be evidenced by an Option Certificate, and each Option Certificate shall:

                  (a) specify whether the Option is an ISO or Non-ISO; and

                  (b) incorporate such other terms and conditions as the Committee or the Designated Committee, as the case may be, acting in its absolute discretion deems consistent with the terms of this Plan, including, without limitation, a limitation on the number of shares subject to the Option which first became exercisable or subject to surrender during any particular period.

If the Committee or the Designated Committee, as the case may be, grants an ISO and a Non-ISO to a Key Employee on the same date, the right of the Key Employee to exercise or surrender one such Option shall not be conditioned on his or her failure to exercise or surrender the other such Option. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to accelerate the time such Option first becomes exercisable during any particular period as provided in the related Option Certificate; provided, however, that the Committee may not extend any such period with respect to any shares of Stock subject to such Option. The Committee may also, in its discretion, condition the grant of an ISO or a Non-ISO upon the acceptance by a Key Employee or Key Consultant of one or more modifications to outstanding options, including but not limited to, forfeiture of all profits if the Key Employee provides services to a competitor within a reasonable time as determined in the discretion of the Committee or the improper disclosure of the Company's confidential or proprietary information.

         7.2 $100,000 Limitation. To the extent that the aggregate Fair Market Value of the stock with respect to which ISOs and other incentive stock options satisfying the requirements of Section 422 of the Code granted to a Key Employee under this Plan and under any other stock option plan adopted by the Company, a Subsidiary or a Parent Corporation first become exercisable in any calendar year exceeds $100,000 (based upon the Fair Market Value on the date of the grant), such Options shall be treated as Non-ISOs.

Section 8.        OPTION PRICE

         The Option Price for each share of Stock subject to an ISO shall not be less than the Fair Market Value of a share of Stock on the date the Option is granted. If the Option is an ISO and the Key Employee is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such Option shall not be less than 110% of the Fair Market Value of a share of Stock on the date the Option is granted. The Option Price shall be payable in full upon the exercise of any Option, and an Option Certificate at the discretion of the Committee (except for an Option granted to a Non-Employee Director) may provide for the payment of the Option Price either in cash or in Stock acceptable to the Committee or in any combination of cash and Stock acceptable to the Committee. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the properly endorsed certificate for such Stock is delivered to the Committee.

Section  9.       EXERCISE PERIOD

         (a) Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall provide that:

                  (1) an Option is exercisable before the date such Option is granted, or

                  (2) an Option is exercisable after the date which is the tenth anniversary of the date such Option is granted.

If an option that is an ISO is granted to a Key Employee who is a Ten Percent Shareholder, the Option Certificate shall provide that the Option is not exercisable after the expiration of five years from the date the Option is granted. An Option Certificate may provide for the exercise of an Option after the employment of a Key Employee or service by a Key Consultant has terminated for any reason whatsoever, including death or disability. In connection with the termination for any reason of employment by or service to the Company or any Subsidiary of any particular holder of any Option, the Committee may, in its discretion, determine to extend the period during which such Option may be exercised as provided in the related Option Certificate; provided, however, that no such extension shall permit an Option to be exercised beyond the date specified in paragraph (b) of this Section or the date applicable to Options granted to a Ten Percent Shareholder, as the case may be.

         (b) Notwithstanding any other provision of this Section, upon a Change of Control each Option granted under this Plan prior to such Change of Control (whether prior to or after the amendment of the Plan to include this provision) shall immediately become exercisable to the full extent of the original grant and, in the case an Option held by a Key Employee shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after any termination of employment of such Key Employee.

Section  10.      TRANSFERABILITY

         The Committee or the Designated Committee, as the case may be, shall impose such restrictions on the transfer of options granted under the Plan as it may deem advisable, including, without limitation, restrictions deemed necessary or advisable under applicable federal securities laws, under the requirements of any stock exchange or market upon which Stock is then listed in or traded, and under any Blue Sky or state securities laws applicable to such Stock. Upon request of any person receiving an award of an Option under the Plan, the Committee may, in its sole and absolute discretion, determine to remove any such transfer restriction originally imposed and may, in connection with the removal of such transfer restriction, impose such conditions (including restrictions on further transfers of the Option or upon transfers of the Stock upon exercise of the Option) as the Committee or the Designated Committee, as the case may be, in its discretion, may deem advisable, including, without limitation, restrictions deemed by the Committee or the Designated Committee, as the case may be, to be necessary or advisable in order to comply with applicable federal and state securities laws or the requirements of any stock exchange or market upon which the Stock is then listed or traded. Subject to its authority to impose such conditions on further transfers, the Committee or the Designated Committee, as the case may be, shall authorize the transfer of Options for bona fide estate planning purposes or for contributions to qualified charities or charitable trusts.

Section  11.      SECURITIES REGISTRATION AND RESTRICTIONS

         Each Option Certificate shall provide that, upon the receipt of shares of Stock as a result of the exercise or surrender of an Option, the Key Employee, Key Consultant or Outside Director shall, if so requested by the Company, hold such shares of Stock for investment and not with a view toward resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement to that effect satisfactory to the Company. Each Option Certificate shall also provide that, if so requested by the Company, the Key Employee, Key Consultant or Outside Director shall represent in writing to the Company that he or she will not sell or offer to sell any such shares of Stock unless a registration statement shall be in effect with respect to such Stock under the Securities Act and any applicable state securities law or unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Stock transferred upon the exercise or surrender of an Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the Securities Act or any applicable state securities law and that such Stock may not be sold or offered for sale in the absence of (i) an effective registration statement as to such Stock under the Securities Act and any applicable state securities law or (ii) an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Furthermore, the Company shall have the right to require a Key Employee, Key Consultant or Outside Director to enter into such stockholder or other related agreements as the Company deems necessary or appropriate under the circumstances as a condition to the issuance of any Stock under this Plan to a Key Employee, Key Consultant or Outside Director.

Section  12.      LIFE OF PLAN

         No Option shall be granted under this Plan on or after the earlier of

                  (a) the tenth anniversary of the original effective date of this Plan as determined under Section 4; provided, however, that after such anniversary date this Plan otherwise shall continue in effect until all outstanding Options have been exercised in full or no longer are exercisable, or

                  (b) the date on which all of the Stock reserved under Section 3 of this Plan has, as a result of the exercise of Options granted under this Plan, been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

Section  13.      ADJUSTMENT

         The number of shares of Stock reserved under Section 3 of this Plan, the number of shares of Stock to be granted from time to time pursuant to
Section 7.3 of this Plan (if permitted by the exemption in Rule 16b-3 under the Exchange Act or any successor rule), the number of shares of Stock that may be granted pursuant to Section 5 of this Plan by the Designated Committee to any single Key Employee or Key Consultant, and the number of shares of Stock subject to Options granted under this Plan and the Option Price of such Options shall be adjusted by the Board in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Board shall have the right to adjust in a manner which satisfies the requirements of Section 424(a) of the Code the number of shares of Stock reserved under Section 3 of this Plan and the number of shares subject to Options granted under this Plan and the Option Price of such Options in the event of any corporate transaction described in Section 424(a) of the Code that provides for the substitution or assumption of such Options. If any adjustment under this Section 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options granted under this Plan shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this Section 13 by the Board shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in "the number of shares reserved under Section 3" within the meaning of Section 15(a) of this Plan.

Section 14.       SALE OR MERGER OF THE COMPANY

         If the Company agrees to sell all or substantially all of its assets for cash or property or for a combination of cash and property or agrees to any merger, consolidation, reorganization, division or other corporate transaction in which Stock is converted into another security or into the right to receive securities or property and such agreement does not provide for the assumption or substitution of the Options granted under this Plan, each then outstanding Option, at the direction of the Board, may be canceled unilaterally by the Company as of the effective date of such transaction in exchange for a payment in cash or Stock, or in a combination of cash and Stock, equal in amount to the excess of the Fair Market Value on such date of the shares represented by the canceled Options over the Option Price for such shares.

Section 15.       AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, that no such amendment shall be made absent the approval of the stockholders of the Company
(a) to increase the aggregate number of shares reserved under Section 3, (b) to change the class of persons eligible for Options under Section 6 or (c) to materially modify the requirements as to eligibility for participation in this Plan, (d) to otherwise materially increase the benefits accruing under this Plan to Plan participants if such approval would be required in order for the Company to comply with applicable law or the rules or regulations of any stock exchange or market on which the Stock is traded or listed. The Board also may suspend the granting of Options under this Plan at any time and may terminate this Plan at any time; provided, however, that the Company shall not have the right to unilaterally cancel or, in a manner which would materially adversely affect the holder, amend or modify any Option granted before such suspension or termination unless (i) the Key Employee, Key Consultant or Outside Director previously consents in writing to such modification, amendment or cancellation or (ii) there is a dissolution or liquidation of the Company or a transaction described in Section 13 or Section 14 of this Plan.

         It is the intention of the Company that the Plan shall comply with the conditions of Rule 16b-3 of the Exchange Act, as such Rule may from time to time be amended. The Board shall have the authority, without the approval of the stockholders, to amend the Plan from time to time to include any conditions, terms or other provisions which may be required to be set forth in a plan in order for transactions by directors or officers to be exempt under Rule 16b-3 of the Exchange Act or any successor exemption.

Section 16.       CHANGE OF CONTROL

         Notwithstanding any other provision of the Plan, upon a Change of Control each Option granted under this Plan prior to such Change of Control shall immediately become exercisable to the full extent of the original grant and shall remain exercisable for three months (or such longer period as specified in the particular Option with regard to all or any shares of Stock covered by such Option) after (i) any termination of employment of any Key Employee; or (ii) resignation or removal of any Outside Director from the Company's Board of Directors.

Section 17.       MISCELLANEOUS

         17.1 No Stockholder Rights. No Key Employee, Key Consultant or Outside Director shall have any rights as a stockholder of the Company as a result of the grant of an Option to him or to her under this Plan or his or her exercise or surrender of such Option pending the actual delivery of Stock subject to such Option to such Key Employee, Key Consultant or Non-Employee Director.

         17.2 No Contract of Employment. The grant of an Option to a Key Employee, Key Consultant or Outside Director under this Plan shall not constitute a contract of employment or consulting or right to continue to serve on the Company's Board of Directors and shall not confer on a Key Employee, Key Consultant or Outside Director any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in the Option Certificate which evidences his or her Option.

         17.3 Withholding. The exercise or surrender of any Option granted under this Plan shall constitute a Key Employee's full and complete consent to whatever action the Committee elects to satisfy the federal and state tax withholding requirements, if any, which the Committee in its discretion deems applicable to such exercise or surrender.

         17.4 Construction. This Plan and the Option Certificates shall be construed under the laws of the State of Florida -

         17.5. Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee or the Designated Committee, the members of the Committee and the Designated Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken by them as directors or members of the Committee and the Designated Committee and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that the director or Committee or Designated Committee member is liable for gross negligence or willful misconduct in the performance of his or her duties. To receive such indemnification, a director or Committee or Designated Committee member must first offer in writing to the Company the opportunity, at its own expense, to defend any such action, suit or proceeding.

         The Company, the Board, the Committee, and the Designated Committee shall not be required to give any security or bond for the performance of any obligation that may be created by the Plan.

         17.6 Governing Law. All rights and obligations under the Plan shall be constructed and interpreted with the laws of the State of New York, without giving effect to the principles of conflict of laws.

                                    Exhibit B

                  The text of the two deleted sections and the
                    altered section are set forth below. All
                         other provisions are unchanged.

            (Deletions are struck through, additions are underlined)


Section 3(a) is proposed to be amended as follows:


         "(a) Number of Shares of Common Stock: One (1) share of Common Stock shall be issued for every four ($4) two ($2) dollars of stated value of the Class B Preferred (the "Conversion Price")."


Sections 2 and 3(f) of ARTICLE IV-STOCK are proposed to be eliminated in their entirety. The text to be deleted is set forth in full below:


         "2. Each share of Class B Preferred Stock shall be entitled to receive an annual dividend on December 31 of each year equal to five (5%) percent of the per share stated value. If a dividend is not paid when due, it shall accumulate until paid or otherwise satisfied. The Company may, in its sole discretion, pay any current or accumulated dividend by issuing to the holders of the Class B Preferred the number of shares of Common Stock equal in value to the amount of unpaid dividends. For the purposes of calculating the number of shares of Common Stock to be issued, the Common Stock shall be valued at the average of the closing bid and asked prices on the last 30 trading days before December 31 or, if the dividend is not timely paid, on the 30 trading days ending five
         (5) days before the dividend is paid."



         "3(f) Adjustment of Conversion Price: The Conversion Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:



                           (1) Reclassification, Consolidation or Merger or
                  Share Issuances. In case of any reclassification or change of the outstanding Common Stock issuable upon conversion of Class B Preferred (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another Company in which the Company is the surviving Company and which does not result in any reclassification or change -- other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination -- of the outstanding Common Stock issuable upon the conversion), or certain issuances of any shares of Common Stock for consideration less than the Conversion Price, the rights of the holders of the outstanding Class B Preferred shall be adjusted in the manner described below:



                  (a) If the Company is the surviving Company, the Class B Preferred shall, without payment of additional consideration therefore, be deemed modified so as to provide that upon conversion thereof the holder of the Class B Preferred being converted shall be entitled to receive, in lieu of each share of Common Stock theretofore issuable upon conversion, the kind and amount of shares of stock, other securities, money and property receivable upon the reclassification, change, consolidation, or merger by the holder of one share of Common Stock issuable upon conversion of the Class B Preferred had the conversion occurred immediately prior to the reclassification, change, consolidation, or merger. The Class B Preferred shall be deemed thereafter to provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3(f). The provisions of this clause (a) shall apply in the same manner to successive reclassifications, changes, consolidations, and mergers.



                  (b) In the event that the Company is not the surviving Company, the surviving corporation shall, without receipt of any additional consideration therefore, issue a new Class B Preferred providing that upon conversion thereof, the holder thereof shall be entitled to receive, in lieu of each share of Common Stock theretofore issuable upon conversion of the Class B Preferred, the kind and amount of shares of stock, other securities, money, and property receivable upon the reclassification, change, consolidation, or merger by the holder of one share of Company Common Stock issuable upon conversion of the Class B Preferred had the conversion occurred immediately prior to the reclassification, change, consolidation, or merger. The new Class B Preferred shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3(f). The provisions of this clause (b) shall apply in the same manner to successive reclassifications, changes, consolidations and mergers.



                  (c) Issuance of Common Stock. If the Company shall issue any shares of Common Stock (or any security convertible into or exchangeable for shares of Common Stock) other than Excluded Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price, the Conversion Price shall be adjusted, as of the date of such issuance, to that price determined by multiplying the Conversion Price theretofore in effect by a fraction
                           (1) the numerator of which shall be the total number of shares of Common Stock outstanding on a fully-diluted basis immediately prior to such issuance and (2) the denominator of which shall be the total number of shares of Common Stock outstanding on a fully-diluted basis immediately after such issuance of Common Stock. "Excluded Stock" means (i) shares of Common Stock issuable upon conversion of Class B Preferred Stock as contemplated by Section 3(a) hereof and (ii) the shares of Common Stock issuable under the terms of those certain September 30, 2001 promissory notes (all as adjusted equitably for stock dividends, stock splits and combinations, and shall include any additional shares of Common Stock as may be issued by virtue of applicable anti-dilution provisions).


                        (2) Subdivision or Combination of Shares. If the
                  Company, at any time while any of the Class B Preferred is outstanding, shall subdivide or combine its Common Stock, the Conversion Price (i) shall be proportionately reduced, in case of subdivision of shares, as of the effective date of the subdivision, or (ii) shall be proportionately increased, in the case of combination of shares, as of the effective date of the combination.

                  (3) Certain Dividends or Distributions. While any of the Class B Preferred is outstanding, the following shall apply:


                        (a) Stock Dividends. If the Company shall pay a dividend payable in Common Stock, effect a stock split or make any other distribution of Common Stock in respect of its Common Stock, the Conversion Price shall be adjusted, as of the date of the payment or other distribution, to that price determined by multiplying the Conversion Price theretofore in effect by a fraction (1) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to dividend, stock split, or distribution and (2) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after the dividend, stock split, or distribution (plus, in the event that the Company paid cash for fractional shares, the number of additional shares which would have been outstanding had the Company issued fractional shares in connection with said dividend, stock split, or distribution).



                        (b) Liquidating Dividends etc. If the Company shall make
                       a distribution of its property to the holders of its Common Stock (other than a distribution in accordance with Section 6) as a dividend in liquidation or partial liquidation or by way of return of capital or other than as a dividend payable out of funds legally available for dividends under the Articles of Incorporation and the laws of the State of Utah, the holders of the Class B Preferred shall, upon conversion thereof, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any consideration therefore, a sum equal to the amount of any property as would have been payable to them as owners of that number of shares of Common Stock of the Company receivable upon the conversion, had they been the holders of record of Common Stock on the record date for the distribution and an appropriate provision therefore shall be made a part of any distribution.



                        (4) Notice of Adjustments. Whenever the Conversion Price
                  shall be adjusted pursuant to section 3(f) hereof, the Company shall make a certificate signed by its President or a Vice President and by its Treasurer, Assistant Treasurer, Secretary, or Assistant Secretary, setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which the adjustment was calculated (including a description of the basis on which the Board of Directors made any determination hereunder), and the Conversion Price after giving effect to the adjustment, and shall cause copies of the certificate to be mailed (by first-class mail, postage prepaid) to each holder of Class B Preferred at its address shown on the books of the Company. The Company shall make a certificate and mail it to each holder promptly after each adjustment."